Loans Payable - Shareholders	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTE 5 – Loans Payable – Shareholders

At a Volution shareholder meeting held on June 22, 2015, Volution raised short-term working capital in the form of loans from shareholders of approximately $3 million. The loans carry with them, options in RPC, equivalent to 15% of the current outstanding equity issued by RPC which have been accounted for in accordance with ASC 718 since RPC is a private company that is a majority shareholder of the Company. The fair value of the RPC options is estimated using the fair value of Akari shares times RPC's ownership in Akari shares times 15 percent and was approximately $26 million. The exact terms of these options have not been finalized. These options do not relate to the share capital of Akari. The Company recorded a liability to options and warrants in the consolidated balance sheet for $26 million reflected in current liabilities in the December 31, 2015 Combined and Consolidated balance sheet, allocated $3 million as a loan discount and recorded interest expense over the estimated term of the loan amounting to $3 million in the Combined and Consolidated Statement of Comprehensive Loss as a credit to the loan discount (see note 6). The remaining $23 million was recorded as a non-cash financing expense in the Combined and Consolidated Statement of Comprehensive Loss.

Interest expense included in the Combined and Consolidated Statements of comprehensive loss related to loans for the years ended December 31, 2016, 2015 and 2014 was $0, $3,053,948 and $5,436, respectively. The shareholder loans from 2014 were repaid in April 2015 and the 2015 loans were repaid in October 2015.